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                                                             EXHIBIT 24.1



SOUTHERN CALIFORNIA EDISON COMPANY
POWER OF ATTORNEY



       The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, ALAN J. FOHRER, R. K. BUSHEY, THEODORE F. CRAVER, JR., BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, PEGGY A. STERN, JOSEPH G. LLORENS, BONITA J. SMITH, POLLY L. GAULT, BEVERLY K. MARSHALL, DOUGLAS G. GREEN and J. A. BOUKNIGHT, JR., or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 1998, any Current Reports on Form 8-K from time to time during 1998 and through March 17, 1999, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the "Act") for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

       Executed at Rosemead, California, as of this 19th day of March, 1998.


                                   SOUTHERN CALIFORNIA EDISON COMPANY



                                   By      John E. Bryson
                                      ------------------------
                                           John E. Bryson
                                       Chairman of the Board
                                   and Chief Executive Officer


[Seal]


Attest:


Beverly P. Ryder
----------------
Beverly P. Ryder
Secretary
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1998 Southern California Edison Company 10-K, 10-Q, and 8-K Power of
Attorney

Principal Executive Officer:
John E. Bryson
--------------                                    Chairman of the Board, Chief
John E. Bryson                                    Executive Officer and Director

Principal Financial Officer:

Alan J. Fohrer
--------------                                    Executive Vice President
Alan J. Fohrer                                    and Chief Financial Officer

Controller and Principal
Accounting Officer:

R. K. Bushey
------------                       Vice President and Controller
R. K. Bushey


Directors:

Winston C. Chen, Director                  Joseph J. Pinola, Director
----------------                           ----------------
Winston H. Chen                            Joseph J. Pinola

Warren Christopher, Director               James M. Rosser, Director
------------------                         ---------------
Warren Christopher                         James M. Rosser

Stephen E. Frank, President and            E. L. Shannon, Jr. Director
----------------  Director                 -------------
Stephen E. Frank                           E. L. Shannon, Jr.

Camilla C. Frost, Director                 Robert H. Smith, Director
----------------                           ---------------
Camilla C. Frost                           Robert H. Smith

Jona C. Hanley, Director                   Thomas C. Sutton, Director
--------------                             ----------------
Joan C. Hanley                             Thomas C. Sutton

Carl F. Huntsinger, Director               Daniel M. Tellep, Director
------------------                         ----------------
Carl F. Huntsinger                         Daniel M. Tellep

Charles D. Miller, Director                James D. Watkins, Director
-----------------                          ----------------
Charles D. Miller                          James D. Watkins

Luis G. Nogales, Director                  Edward Zapanta, Director
---------------                            --------------
Luis G. Nogales                            Edward Zapanta

Ronald L. Olson, Director
---------------
Ronald L. Olson